UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) September 15, 2006

SUPERCLICK, INC.
___________________________________
(Name of Small Business Issuer in its charter)

WASHINGTON	52-2219677
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10222 St Michel Suite 300 Montreal, Qc H1H-5H1
___________________________________
(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387
________________________
Issuer's Fax Number (858) 279-1799
____________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 7.01 REGULATION FD DISCLOSURE

On September 15, 2006, Superclick, Inc. (the “Company”) held its Annual General Meeting of the Shareholders for the fiscal year ended 2005 at the Radisson Hotel Laval, Montreal, Quebec. The business matters considered and acted upon at the meeting included a vote to (a) re-elect George Vesnaver as a director for the ensuing year (b) the ratification of Bedinger & Company as the Company’s independent certified public accountant for the fiscal year ending October 31, 2005 and 2006 respectively, and (c) the amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 175,000,000. Only shareholders of record at the close of business on July 18, 2006 were entitled to receive notice of, and vote at the annual meeting or any adjournment of the meeting.

On September 15, 2006 the following actions were voted on and approved by the majority of the shareholders of record of Superclick at the close of business on July 18, 2006: (a) George Vesnaver was re-elected to the Company’s Board of Directors by 16,170,156 votes in favor, or 54.87% of the total outstanding shares, and 99.27% of the total shares voted, (b) Bedinger & Company was ratified as the Company’s independent certified public accountant for the fiscal years ending October 31, 2005 and October 31, 2006 respectively by 16,174,780 votes in favor, or 54.89% of the total outstanding shares and 99.29% of the total shares voted, and (c) the Articles of Incorporation of Superclick, Inc. shall be amended to increase the authorized number of shares of common stock from 100,000,000 to 175,000,000 by 15,828,154 votes in favor, or 53.71% of the total outstanding shares and 97.17% of the shares voted.

The adopted amendment to the Company’s Articles of Incorporation will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Washington.

Also at the Annual General Meeting, Jean Perrotti, Chief Financial Officer of Superclick, Inc and Sandro Natale, President and Chief Executive Officer of Superclick Inc. gave a presentation at the Annual General Meeting of the Shareholders of Superclick at the Radisson Hotel Laval, Montreal, Quebec. A copy of these presentations are furnished herewith as Exhibit 99.1 and Exhibit 99.2 respectively.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Superclick, Inc. Shareholder Presentation - Financial Report
99.2	Superclick, Inc. Shareholder Presentation

     The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01 Regulation FD Disclosure” and “Item 9.01 Financial Statements and Exhibits.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXECUTE SPORTS, INC.
(Registrant)

By: /s/ Todd M. Pitcher

Name: Todd M. Pitcher

Title: Chairman and Secretary

Dated: September 20, 2006

Exhibit Index

99.1 Superclick, Inc. Shareholder Presentation - Financial Report (Jean Perrotti)
99.2	Superclick, Inc. Shareholder Presentation (Sandro Natale)